UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 2, 2007

Altus Pharmaceuticals Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-51711	04-3573277
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

125 Sidney Street, Cambridge, Massachusetts		02139
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	617-299-2900

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On April 2, 2007, Altus Pharmaceuticals Inc. entered into a sublease with Millennium Pharmaceuticals, Inc. ("Millennium") to sublease the entire second and third floors of a building located at 640 Memorial Drive, Cambridge, Massachusetts, containing approximately 72,935 rentable square feet of office and laboratory space.

Millennium leases the space pursuant to a lease agreement dated August 26, 1993, as amended (the "Prime Lease"), between Millennium and Massachusetts Institute of Technology ("MIT").

The sublease commences on the later to occur of (i) delivery of the premises and completion of certain work on the premises or (ii) the date on which both parties have executed the sublease and MIT has consented to the sublease, and initially expires on March 31, 2008. Thereafter, the sublease converts to a tenancy-at-will on a month-to-month basis for a period commencing on April 1, 2008 and expiring on December 31, 2008 (the "At-Will Period"). During the At-Will period, either party may terminate the sublease with 60 days’ prior written notice.

The monthly base rent for the sublease is $121,558.33, which includes certain utilities and traditional triple-net operating expenses included as "Additional Rent" under the Prime Lease.

The foregoing is a summary description of the terms and conditions of the sublease and by its nature is incomplete. It is qualified in its entirety by reference to the sublease, which is attached hereto as Exhibit 10.1 and the Prime Lease, both of which are also incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.
10.1 Sublease between Altus Pharmaceuticals Inc. and Millennium Pharmaceuticals, Inc dated April 2, 2007 under the Lease Agreement by and between Millennium Pharmaceuticals, Inc. and Massachusetts Institute of Technology, as amended, for 640 Memorial Drive, Cambridge, Massachusetts filed by Millennium Pharmaceuticals, Inc. as Exhibit 10.32 to its Registration Statement on Form S-1 (333-2490)(filed on 3/18/1996), Exhibit 10.57 to its Annual Report on Form 10-K (filed on 3/24/1999), Exhibit 10.6 to its Annual Report on Form 10-K (filed on 2/25/2000), and Exhibit 10.4 to its Annual Report on Form 10-K (filed on 3/15/2001).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Altus Pharmaceuticals Inc.

April 5, 2007	By:	Jonathan I. Lieber

Name: Jonathan I. Lieber
Title: Vice President, Chief Financial Officer and Treasurer

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Exhibit Index

Exhibit No.	Description

10.1	Sublease between Altus Pharmaceuticals Inc. and Millennium Pharmaceuticals, Inc dated April 2, 2007 under the Lease Agreement by and between Millennium Pharmaceuticals, Inc. and Massachusetts Institute of Technology, as amended, for 640 Memorial Drive, Cambridge, Massachusetts filed by Millennium Pharmaceuticals, Inc. as Exhibit 10.32 to its Registration Statement on Form S-1 (333-2490)(filed on 3/18/1996), Exhibit 10.57 to its Annual Report on Form 10-K (filed on 3/24/1999), Exhibit 10.6 to its Annual Report on Form 10-K (filed on 2/25/2000), and Exhibit 10.4 to its Annual Report on Form 10-K (filed on 3/15/2001).